EXHIBIT 10.2

BILL OF SALE AND ASSIGNMENT

FOR GOOD AND VALUABLE CONSIDERATION, Gerald Posner (“Seller”) hereby grants, bargains, sells, conveys, transfers and delivers to Satya ePublishing, Inc., a Florida corporation (“Purchaser”), all of my right, title and interest in and to the literary work Mengele:  The Complete Story (International Standard Book Number 9780070505988), which I co-authored with John Ware, and such work shall be free and clear of any liens, claims or encumbrances thereon, for a cash purchase price in the amount of One Dollar ($1.00), the receipt and sufficiency of which are hereby acknowledged.  Seller represents, warrants, covenants and agrees that if at any time after the date hereof any further action is necessary or desirable to carry out the purposes of this Bill of Sale and Assignment, Seller shall execute and deliver such further instruments or documents and take all such actions, as requested by Purchaser.

IN WITNESS WHEREOF, the undersigned has caused this Bill of Sale and Assignment to be executed as of the 27th day of September, 2012.

SELLER:

 /s/ Gerald Posner
       GERALD POSNER